UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) August 9, 2022

Consensus Cloud Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40750	87-1139414
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 S. Flower Street, 15th Floor
Los Angeles, California 90017
(Address of principal executive offices) (Zip Code)

(323) 860-9200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CCSI	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2022, Consensus Cloud Solutions, Inc. (the “Company”) issued a press release announcing its preliminary unaudited financial results for the second quarter of fiscal 2022 and reaffirming financial guidance for fiscal year 2022. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01. Regulation FD Disclosure.

    On August 10, 2022, the Company will virtually participate in the Oppenheimer 25th Annual Technology Internet & Communications Conference. A Webcast of the Conference will be available at https://wsw.com/webcast/oppenheimer23/ccsi/2749890.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release dated August 9, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Consensus Cloud Solutions, Inc. (Registrant)

Date:	August 9, 2022	By:	/s/ Vithya Aubee
Vithya Aubee Vice President and Secretary